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                                                                   Exhibit 10.17

                             INTERCREDITOR AGREEMENT

                  THIS INTERCREDITOR AGREEMENT (the "Agreement") is entered into as of the 12th day of July, 2002 by and among CITICORP USA, INC., a Delaware corporation, in its capacity as "Agent" (the "Agent") under that certain Fifth Amended and Restated Credit Agreement of even date herewith (as amended and more particularly described below and herein referred to as the "Credit Agreement") and under each of (i) that certain Collateral Documents Amendment dated as of February 18, 2000 (as more particularly described below and herein referred to as the "Collateral Documents Amendment") and (ii) that certain Second Collateral Documents Amendment dated as of February 14, 2001 (as more particularly described below and herein referred to as the "BofA Collateral Documents Amendment"), CITICORP USA, INC., a Delaware corporation, as holder of the Warrant (as more particularly described below) ("CUSA"), BANK OF AMERICA, N.A., as holder of the BofA Note (as more particularly described below) ("BofA"), and BENITO QUEVEDO and MARTHA P. QUEVEDO (collectively referred to herein as "BQ"), as holders of that certain Term Loan Note of even date herewith (as more particularly described below and herein referred to as the "Quevedo Note"), DON
A. SANDERS ("Sanders"), LJH, LTD., a Texas limited partnership ("Harber"), and JAMES INVESTMENTS, INC., a Texas corporation ("James"). Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein as ascribed thereto in the Credit Agreement.

                                                         W I T N E S S E T H:

                  WHEREAS, the Agent, AEROCELL STRUCTURES, INC., an Arkansas corporation, TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation, AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation, and TIMCO ENGINE CENTER, INC., a Delaware corporation, (the "Borrowers"), TIMCO Aviation Services, Inc., a Delaware corporation ("AVS"), Citibank, N.A., as Issuing Bank, and certain financial institutions a party thereto as Lenders have entered into that certain Fifth Amended and Restated Credit Agreement of even date herewith (the "Credit Agreement"), pursuant to which certain loans and other financial accommodations have heretofore been, and will hereafter be, made to the Borrowers by the Lenders and Issuing Bank;

                  WHEREAS, the Agent, the Borrowers, AVS and certain of AVS' subsidiaries (the Borrowers, AVS and such subsidiaries of AVS being herein referred to as the "Grantors") have entered into certain agreements pursuant to which the Obligations and certain payment and performance guarantees with respect to such Obligations and Indebtedness made by AVS and such subsidiaries of AVS (the "Credit Facility Guarantees") are secured by security interests in the Collateral pursuant to various security documents (the "Collateral Documents");

                  WHEREAS, CUSA is the holder of a certain Common Stock Warrant Certificate issued February 18, 2000 by AVS, as amended by Amendment No. 1 to Common Stock Warrant

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                  Certificate dated as of May 31, 2000, and Amendment No. 2 to
Common Stock Warrant Certificate of even date herewith (the "Warrant");

                  WHEREAS, the Grantors, the Agent and CUSA are parties to that certain Collateral Documents Amendment dated as of February 18, 2000 (the "Collateral Documents Amendment"), pursuant to which, inter alia, the Collateral Documents were amended to provide for the security interests granted thereunder to secure, inter alia, the Indebtedness of AVS under the Warrant, as one of the agreements executed and delivered in connection with a certain promissory note heretofore payable by certain of the Grantors to CUSA;

                  WHEREAS, BofA has heretofore made a certain loan to, inter alia, the Borrowers and the outstanding principal balance of such loan has been re-evidenced by (i) that certain Replacement Term Loan Note in the principal amount of $5,000,000 of even date herewith and (ii) that certain Replacement Term Loan Note in the principal amount of $2,500,000 of even date herewith (such Replacement Term Loan Notes being collectively referred to as the "BofA Note"), which loan is secured pursuant to the terms of that certain Second Collateral Documents Amendment dated as of February 14, 2001 (the "BofA Collateral Documents Amendment"), pursuant to which, inter alia, the Collateral Documents were further amended to provide for the security interests granted thereunder to secure all of the Indebtedness of the Grantors under and with respect to such loan, as re-evidenced by the BofA Note;

                  WHEREAS, each of the Credit Agreement, the Collateral Documents, the Warrant, the Collateral Documents Amendment, the BofA Note, and the BofA Collateral Documents Amendment continue in full force and effect as of the date of this Agreement and the agreements made thereunder have been reaffirmed;

                  WHEREAS, the Borrowers have executed that certain Term Loan Note of even date herewith in the principal amount of $1,000,000, a copy of which is attached hereto as Exhibit A-1 and made a part hereof (the "Quevedo Note") and the Guarantors (as defined in the Credit Agreement) have executed that certain Guaranty of even date herewith in respect of the Quevedo, a copy of which is attached hereto as Exhibit A-2 and made a part hereof (the "Quevedo Guaranty");

                  WHEREAS, Sanders, Harber and James have guaranteed the payment and performance of certain of the Indebtedness evidenced by the BofA Note pursuant to certain agreements executed and delivered by them, copies of which are attached hereto as Exhibit B and made a part hereof (the "Shareholder Guarantees");

                  WHEREAS, the Grantors, BQ, Sanders, Harber and James are parties to that certain Security Agreement of even date herewith, a copy of which is attached hereto as Exhibit C and made a part hereof (the "Shareholder Security Agreement") pursuant to which security interests have been granted to secure the Indebtedness of the Grantors under and with respect to (i) the Quevedo Note and (ii) in the event that any of Sanders, Harber and James are subrogated to the rights of BofA with respect to Indebtedness evidenced by the BofA Note by virtue of the performance of their obligations under the Shareholder Guarantees, their resultant claims against the Grantors; and


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                  WHEREAS, the Grantors have requested that the Agent, Lenders,
Issuing Bank, CUSA, and BofA consent to the grant of the Liens evidenced by the Shareholder Security Agreement and, as a condition to such consent, the Agent, Lenders, Issuing Bank, CUSA and BofA have required that BQ, Sanders, Harber and James enter into this Agreement to set forth certain agreements with respect to the rights and obligations of the Agent (on behalf of the Holders), CUSA, BofA, BQ, Sanders, Harber and James under the Credit Agreement, the Collateral Documents, the Collateral Documents Amendment, BofA Note, the BofA Collateral Documents Amendment, the Quevedo Note, any claims of Sanders, Harber, or James arising by right of subrogation to the claims of BofA under the BofA Note, and the Shareholder Security Agreement;

                  NOW, THEREFORE, the Agent, CUSA, BofA, BQ, Sanders, Harber and James hereby agree as follows:

                  SECTION 1. Defined Terms. As used in this Agreement, the capitalized terms defined in the recitals hereto shall have the meanings specified therein and the following terms shall have the meanings set forth below:

                  "BofA Term Note Debt" means the Indebtedness of the Grantors arising under the BofA Note and the BofA Guaranty.

                  "BofA Term Note Debt Documents" means the BofA Note, the BofA Guaranty and the BofA Collateral Documents Amendment.

                  "Code" means the Uniform Commercial Code as in effect in the State of New York.

                  "Collateral" means all of the property and assets (real, personal, tangible and intangible and whether now or hereafter existing or arising) and interests in such property and assets of the Grantors and shall be deemed to include, without limitation, all payments and distributions of assets of any Grantor, whether in cash or by distribution of any security, instrument or proceeds from any assets of any Grantor, and proceeds of all extensions of credit made to or for the benefit of the Grantors under the terms of the Loan Documents.

                  "Loan Documents" shall mean all of the "Loan Documents", as defined in the Credit Agreement, together with the Warrant.

                  "Permitted Payment" means (i) monthly interest payments under the terms of the BQ Note, as in effect on the date hereof or modified with the consent of the Agent, Requisite Lenders and CUSA and (ii) payments from proceeds of the transaction described on Schedule 10.02-E to the Credit Agreement, a copy of which is attached hereto as Exhibit D and made a part hereof, as permitted by
Section 4.01(b)(v) of the Credit Agreement; provided that (i) such payments are payable and are paid no earlier than one (1) Business Day prior to the date when the payments are due and (ii) no Potential Event of Default or Event of Default shall have occurred and be continuing or would result after giving effect to any such payment.


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                  "Quevedo Term Note Debt" means the Indebtedness of the
Grantors arising under the Quevedo Note and the Quevedo Guaranty.

                  "Satisfaction of the Obligations" means (i) all of the Obligations, Supplemental Term Loan Liabilities, and BofA Term Note Debt shall have been paid in full in cash, (ii) all financing arrangements and accommodations among the Holders and the Grantors shall have been terminated, and (iii) the Holders have no further obligation to make loans, financial accommodations or advance funds which would constitute Obligations to any of the Borrowers.

                  "Shareholder Debt Documents" means the Quevedo Note, the Quevedo Guaranty and the Shareholder Security Agreement.

                  "Shareholder Subrogation Claims" means the claims against the Grantors, if any, of Sanders, Harber and James arising in the event any of Sanders, Harber and James are subrogated to the rights of BofA with respect to Indebtedness evidenced by the BofA Note by virtue of the performance of their obligations under the Shareholder Guarantees.

                  "Supplemental Term Loan Liabilities" means all Indebtedness evidenced by the Warrant.

                  SECTION 2. Reaffirmation of Lien Priorities. Each of BQ, Sanders, Harber and James acknowledges and agrees that the Agent, (i) for the benefit of itself, the other Holders and CUSA, has been granted a first priority lien and security interest in all of the Collateral to secure the Obligations and the Supplemental Term Loan Liabilities and (ii) for the benefit of BofA, has been granted a second priority lien and security interest in the Collateral to secure the BofA Term Note Debt. The Agent and BofA acknowledge and agree that a lien and security interest in the Collateral has been, or may hereafter be, granted to BQ, Sanders, Harber and James, as permitted by the terms of the Credit Agreement, pursuant to the terms of the Shareholder Security Agreement and other agreements to secure the indebtedness and obligations of the Grantors to BQ under and with respect to the Quevedo Term Note Debt and to Sanders, Harber and James with respect to the Shareholder Subrogation Claims, which lien and security interest is (or, when created, shall be) junior and subordinate to both (a) that securing the Obligations and Supplemental Term Loan Liabilities as aforesaid and (b) that securing the BofA Term Note Debt . Each of BQ, Sanders, Harber and James hereby acknowledges and agrees all liens and security interests of BQ, Sanders, Harber and James, whether now or hereafter existing or arising, in any of the Collateral shall be and hereby are subordinated to the rights and interests of the Agent (for the benefit of itself, the other Holders, CUSA and BofA) in the Collateral irrespective of the time or order of attachment or perfection of any liens or security interests, irrespective of the time or order of filing of any financing statement or other document, and irrespective of any statute, rule, law, or court decision to the contrary. None of BQ, Sanders, Harber or James shall have any right to possession of any of the Collateral or any proceeds thereof, or to foreclose upon any of the Collateral or any proceeds thereof, whether by judicial action or otherwise, unless and until Satisfaction of the Obligations has occurred.


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

                  SECTION 3. Provisions in Furtherance of Lien Priorities (a) In the event before Satisfaction of the Obligations, at the request of any Grantor in connection with the sale or other disposition of the Collateral for fair value or in accordance with the provisions of the Loan Documents, the Agent releases any of the Collateral which constitutes part or all of the security for the Quevedo Term Note Debt and/or the Shareholder Subrogation Claims, BQ, Sanders, Harber and James, as applicable, shall thereupon execute and deliver to the Agent such termination statements and releases as the Agent shall request to release BQ's, Sanders', Harber's and James's respective Liens against such property of a Grantor.

         (b) Upon any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of any of the Collateral which is made upon or in connection with any dissolution, recapitalization, distribution, winding up, liquidation, arrangements, receivership, or reorganization of any Grantor or any other Person, or upon any assignment of the Collateral for the benefit of creditors or any other marshaling of the Collateral and/or liabilities of such Grantor or otherwise, any payment, dividend or distribution of any kind (whether in cash, securities or other property) other than Permitted Payments, and proceeds of any sale of all or any part of the Collateral, which would otherwise be payable or deliverable with respect to the Quevedo Term Note Debt or Shareholder Subrogation Claims, shall be paid or delivered directly to the Agent for application (in the case of cash) to, or as collateral (in the case of securities or other property) for, the Obligations and Supplemental Term Loan Liabilities, until paid in full in cash, with any balance being available for delivery to BofA for application to the BofA Term Note Debt until paid in full in cash.

         (c) In the event that any payment or payments made to (i) any Holder or CUSA with respect to any of the Obligations or Supplemental Term Loan Liabilities or otherwise made to the Agent for the benefit of the Holders or CUSA pursuant to the Loan Documents and/or this Agreement or (ii) BofA with respect to the BofA Term Note Debt; or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to any trustee, receiver or any other Person under any bankruptcy statute, state or federal law, common law or equitable cause, then
(A) to the extent of such payment or payments, the obligations or part thereof intended to be satisfied shall be revived and continued as part of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt, as applicable, in full force and effect, as if such payment or payments had not been made and (ii) the Agent, the other Holders, CUSA, and BofA, as applicable, shall continue to have all rights and benefits under the Loan Documents, the BofA Term Note Debt Documents, and this Agreement respecting the Collateral related to such revived obligations which shall constitute Obligations, Supplemental Term Loan Liabilities, or BofA Term Note Debt.

         (d) Notwithstanding anything herein or elsewhere to the contrary, (i) until payment in full of the Obligations and the Supplemental Term Loan Liabilities, no Grantor may use the Collateral or any part thereof, directly or indirectly, to acquire, purchase, repurchase, redeem, or otherwise make any prepayment (mandatory or voluntary) of any principal, premium, if any, or interest on any of the Quevedo Term Note Debt or Shareholder Subrogation Claims without the prior written consent of the Agent, the other Holders and CUSA, which consent shall not be unreasonably withheld; and (ii) after payment in full of the Obligations and the Supplemental Term Loan Liabilities and until payment in full of the BofA Term Note Debt, no Grantor may use the Collateral or any part thereof, directly or indirectly, to acquire, purchase, repurchase,


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redeem, or otherwise make any prepayment (mandatory or voluntary) of any principal, premium, if any, or interest on any of the Quevedo Term Note Debt or Shareholder Subrogation Claims without the prior written consent of BofA, which consent shall not be unreasonably withheld.

         (e) Notwithstanding anything herein or in any of the Quevedo Term Note Debt Documents or Shareholder Debt Documents to the contrary, BQ agrees that, until Satisfaction of the Obligations, it will not exercise any rights or remedies against any of the Collateral as a result of any default with respect to the Quevedo Term Note Debt or Shareholder Subrogation Claims, or otherwise, including, without limitation, as a result of any Grantor's failure to make a Permitted Payment.

         (f) Except for Permitted Payments received by BQ, Sanders, Harber, or James as and when permitted under this Agreement, should any payment or distribution of Collateral be received directly or indirectly by BQ, Sanders, Harber or James from any Grantor upon or with respect to the Quevedo Term Note Debt or Shareholder Subrogation Claims or any other obligations of any Grantor to BQ, Sanders, Harber or James secured by the Collateral prior to Satisfaction of the Obligations, the respective recipient thereof shall receive and hold the same in trust, as trustee, for the benefit of the Holders, CUSA and BofA, and shall forthwith deliver the same to the Agent, for the benefit of the Holders, CUSA and BofA, in precisely the form received (except for the endorsement or assignment of such recipient where necessary), for application in accordance with the terms of the Loan Documents (in the case of cash) or to be held as part of the Collateral for (in the case of securities or other property) any of the Obligations and Supplemental Term Loan Liabilities until paid in full, with any balance being delivered to BofA, in precisely the form received (except for the endorsement or assignment of such recipient where necessary), for application to the BofA Term Note Debt, in each instance, due or not due, and, until so delivered, the same shall be held in trust by such recipient as the property of the Agent for the benefit of the Holders, CUSA, and BofA. In the event of the failure of BQ, Sanders, Harber or James, as applicable, to make any such endorsement or assignment to the Agent, the Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same. Notwithstanding the foregoing, unless BQ, Sanders, Harber or James, as applicable, has actual knowledge that a payment purportedly made as a Permitted Payment hereunder was not in fact a Permitted Payment or shall have received notice from a Grantor or the Agent of the existence of any condition which would prohibit the receipt of such payment as a purportedly Permitted Payment by BQ, Sanders, Harber or James hereunder within one year following the date any payment purportedly made as a Permitted Payment is received, such recipient shall not be required to deliver the proceeds of such purportedly Permitted Payment to the Agent.

         (g) In any action or proceeding of the type referenced in clause (b) above, the Agent (or BofA to the extent the Obligations and Supplemental Term Loan Liabilities have then been paid in full, in cash) is hereby irrevocably authorized and empowered, in the Agent's (or BofA's, if then applicable as aforesaid) discretion, to file, make and present for and on behalf of BQ, Sanders, Harber and/or James such proofs of claims against any Grantor, if such Person has not filed the same 10 days before any applicable bar date, on account of all of any portion of the QuevedoTerm Note Debt or Shareholder Subrogation Claims and to vote such proofs of claims in issues of the Collateral in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made in respect of Collateral in whatever form the same may


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

be paid or issued and to apply the same on account of any of the Obligations, the Supplemental Term Loan Liabilities or BofA Term Note Debt. In voting such proofs of claim in any proceeding, the Agent (or BofA, if then applicable as aforesaid) may act in a manner consistent with the sole interests of the Holders, CUSA and/or BofA in respect of Collateral and shall have no duty to take any action to maximize any recovery of BQ, Sanders, Harber or James with respect to its claim. Each of BQ, Sanders, Harber and James authorizes the Agent (or BofA, if then applicable as aforesaid) to sell such property to such buyers in accordance with law on such terms as the Agent (or BofA, if then applicable as aforesaid) shall determine. Each of BQ, Sanders, Harber and James will execute and deliver to the Agent (or BofA, if then applicable as aforesaid) such powers of attorney, assignments and other instruments or documents, including notes and stock certificates (together with such assignments or endorsements as the Agent (or BofA, if then applicable as aforesaid) shall deem necessary), as may be requested by the Agent (or BofA, if then applicable as aforesaid) in order to enable the Agent (or BofA, if then applicable as aforesaid) to enforce any and all claims upon the Collateral deliverable at any time upon or with respect to the Quevedo Term Note Debt or Shareholder Subrogation Claims, all for the Holders', CUSA's and/or BofA's own benefit for application in accordance with the terms hereof.

                  SECTION 4. Bankruptcy Issues. Each of BQ, Sanders, Harber and James agrees that the Agent, the other Holders, CUSA, or BofA may consent to the use of cash collateral or provide financing to any Grantor on such terms and conditions and in such amounts as such Person, in its sole discretion, and the applicable court may decide and that, in connection with such cash collateral usage or such financing. Subject to applicable court orders, each of BQ, Sanders, Harber and James agrees that each Grantor (or a trustee appointed for the estate of any or all of them) may grant Liens to the Agent, other Holders, CUSA or BofA upon all assets of such Grantor, as applicable, which Liens (i) shall secure payment of all Obligations, the Supplemental Term Loan Liabilities, or the BofA Term Note Debt, as applicable (whether such Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the Liens, if any, held by BQ, Sanders, Harber or James on the assets of such Grantor. All allocations of payments constituting Collateral between (a) BQ, Sanders, Harber and James and (b) the Holders, and/or CUSA, and/or BofA shall, subject to any court order, continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. Each of BQ, Sanders, Harber and James agrees that he/it will not object to or oppose a sale or other disposition of any assets securing the Obligations, Supplemental Term Loan Liabilities, or BofA Term Note Debt (or any portion thereof) free and clear of Liens or other claims of BQ, Sanders, Harber and James under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Agent, the other Holders, CUSA and, if applicable, BofA and the applicable court have consented to such sale or disposition of such assets. For purposes of Satisfaction of the Obligations and applying payments or proceeds of Collateral to the Obligations, Supplemental Term Loan Liabilities and BofA Term Note Debt, the Obligations, Supplemental Term Loan Liabilities and BofA Term Note Debt shall be deemed to include, without limitation, all interest, fees, and other amounts to be paid on any of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt pursuant to the terms of any Loan Document or the BofA Term Note Debt Documents regardless


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of whether any such interest, fees or other amounts are or would be recognized or allowed as a claim in any bankruptcy or similar proceeding.

                  SECTION 5. Waivers of BQ, Sanders, Harber and James. (a) All of the Obligations, Supplemental Term Loan Liabilities, and BofA Term Note Debt shall be deemed to have been made or incurred in reliance upon this Agreement. Each of BQ, Sanders, Harber and James expressly waives (i) all notice of the acceptance by the Agent, the other Holders, CUSA and BofA of the lien subordination and other provisions of this Agreement, (ii) all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and
(iii) reliance by the Agent, the other Holders, CUSA and BofA upon the lien subordination and other agreements as herein provided. Each of BQ, Sanders, Harber and James agrees that it will not interfere with or in any manner oppose a disposition of any assets securing the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt by the Agent, other Holders, CUSA or BofA. Each of BQ, Sanders, Harber and James agrees that none of the Holders, CUSA or BofA has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Documents or BofA Term Note Debt Documents, or the collectability of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt, that the Holders shall be entitled to manage and supervise the Obligations, that CUSA shall be entitled to manage and supervise the Supplemental Term Loan Liabilities and that BofA shall be entitled to manage and supervise the BofA Term Note Debt, in each instance, in accordance therewith, modified from time to time as the Holders, CUSA or BofA, as applicable, deem appropriate under the circumstances, and in accordance with applicable law, without regard to the existence of any rights that BQ, Sanders, Harber and James may now or hereafter have in or to any of the assets of any Grantor, and that none of the Holders, CUSA or BofA shall have any liability to any of BQ, Sanders, Harber or James for, and each of BQ, Sanders, Harber and James waives any claim which he/it may now or hereafter have against, any Holder, CUSA or BofA arising out of any and all actions which such Holder, CUSA, BofA or the Agent, on its behalf, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral and other security for the Obligations, Supplemental Term Loan Liabilities and BofA Term Note Debt, actions with respect to the occurrence of an Event of Default or Potential Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt from any account debtor, guarantor or any other party) with respect to the Loan Documents, Warrant, BofA Term Note Debt Documents, or any other agreement related thereto, or to the collection of the Obligations, Supplemental Term Loan Liabilities, or BofA Term Note Debt, or the valuation, use, protection or release of the Collateral and/or other security for the Obligations, Supplemental Term Loan Liabilities and BofA Term Note Debt.

                  (b) Each of BQ, Sanders, Harber and James agrees that (i) he/it will not take or cause to be taken any action, the purpose or effect of which is to make any security interest securing the Quevedo Term Note Debt or Shareholder Subrogation Claims pari passu with, or to give BQ, Sanders, Harber or James any preference or priority relative to, any security interest securing the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt; (ii) he/it will not interfere with, hinder or delay, in any manner, whether by judicial proceedings or


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

otherwise, any sale, transfer or other disposition of the Collateral by the Agent, any other Holder, CUSA or BofA, or any action taken by or on behalf of the Agent, any other Holder, CUSA or BofA permitted to be taken by it pursuant to the Loan Documents or BofA Term Note Debt Documents; (iii) he/it will have no right to (A) direct the Agent, any other Holder, CUSA or BofA to exercise any right, remedy or power with respect to the Collateral or pursuant to the Loan Documents or BofA Term Note Debt Documents or (B) consent to the exercise by the Agent, any other Holder, CUSA or BofA of any right, remedy or power with respect to the Collateral or pursuant to the Loan Documents or BofA Term Note Debt Documents; (iv) he/it will not institute any suit or assert in any suit, Bankruptcy Proceeding or other proceeding any claim against the Agent, any other Holder, CUSA or BofA seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Agent, any other Holder, CUSA or BofA shall be liable for, any action taken or omitted to be taken by the Agent, such other Holder, CUSA or BofA with respect to the Collateral or pursuant to the Loan Documents or BofA Term Note Debt Documents;
(v) until the Satisfaction of the Obligations, he/it will not make any judicial or non-judicial claim or demand or commence any judicial or non-judicial proceedings against any Grantor under or with respect to the Collateral Documents, the BofA Collateral Documents Amendment, or the Shareholder Security Agreement seeking payment or damages from or other relief by way of specific performance, instructions, or otherwise under or with respect to the Collateral Documents, BofA Collateral Documents Amendment, or Shareholder Security Agreement (other than the filing of a proof of claim as and to the extent permitted herein) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing of a proof of claim as and to the extent permitted herein, any Collateral Document, Bof A Collateral Documents Amendment, or Shareholder Security Agreement; (vi) until the Satisfaction of the Obligations, he/it will not commence judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral or pursuant to the Collateral Documents, the BofA Collateral Documents Amendment, or Shareholder Security Agreement; (vii) he/it will not seek, and hereby waives any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral, and (viii) he/it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement or any Loan Document or any BofA Term Note Debt Document or the validity, perfection, priority or enforceability of security interests securing the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt.

                  SECTION 6. Enforcement. To the extent permitted by law, the right of the Agent, other Holders, CUSA and BofA to enforce the lien subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of the Agent, any other Holder, CUSA, BofA or any Grantor, or by any noncompliance by any Grantor, BQ, Sanders, Harber or James with the terms, provisions and covenants of this Agreement.

                  SECTION 7. Agent's, Holders', CUSA's and BofA's Rights; Certain Duties. (a) Without notice to BQ, Sanders, Harber or James, and without affecting or releasing any obligation or agreement of BQ, Sanders, Harber and James under this Agreement, the Agent, the other Holders, CUSA and BofA, as applicable, may at any time or times do any of the following with respect to any of the Obligations, Supplemental Term Loan Liabilities, and BofA Term Note Debt: (i) waive or rescind any Potential Event of Default, Event of Default or other default, (ii) exercise any rights or remedies with respect to the Obligations or Supplemental Term Loan Liabilities or BofA Term Note Debt, (iii) amend, modify, alter or waive any of the terms of any of the Loan Documents or BofA Term Note Debt Documents, (iv) renew or extend the time for payments of all or any part of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt, (v) increase or decrease the amount of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt, (vi) accept additional collateral security or guaranties for all or any part of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt, and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties in connection with a sale or other disposition, (vii) release any party primarily or secondarily obligated on the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt, (viii) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement of all or any part of the Obligations, Supplemental Term Loan Liabilities, or BofA Term Note Debt, and (ix) take any action which might otherwise give rise to any claim by BQ, Sanders, Harber or James. Nothing in this Agreement shall impair any right of the Agent, any other Holder, CUSA or BofA with respect to any of the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt or any collateral security or guaranties therefor or the proceeds thereof.

         (b) Neither the Agent nor BofA, if applicable, shall have any duty to any of BQ, Sanders, Harber or James with respect to the custody, safekeeping or physical preservation of the Collateral in its possession, whether under Section 9-207 of the Code or otherwise, and shall be entitled to deal with such Collateral in the same manner as it customarily deals with similar collateral held by it for its own account.

         (c) The Agent (and, if applicable, BofA) shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in the Collateral Documents by any of the Grantors, all of which are made solely by the Grantors. The Agent and BofA make no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Grantors thereto, or as to the security afforded by the Collateral Documents, the BofA Collateral Documents Amendment, the Shareholder Security Agreement, or this Agreement or as to the validity, execution (except its own execution thereof), enforceability, legality or sufficiency of the Collateral Documents, the BofA Collateral Documents Amendment or the Shareholder Security Agreement, or of the Obligations, Supplemental Term Loan Liabilities, or BofA Term Note Debt and shall incur no liability or responsibility with respect to any such matters. Neither the Agent nor BofA shall be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral.

         (d) Neither the Agent nor BofA shall be required to ascertain or inquire as to the performance by any Grantor or any other Person of any of the covenants or agreements contained in any Collateral Document, the BofA Collateral Documents Amendment or the Shareholder Security Agreement.

         (e) Neither the Agent nor BofA shall be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement, any Collateral Document, the BofA Collateral Documents Amendment. Each of BQ, Sanders, Harber and James hereby acknowledges that the Agent and its affiliates and BofA have made and may hereafter make credit extensions to, accept deposits from and generally engage in business with the Grantors and agree that the Agent and its affiliates and BofA may continue to do so.

         (f) The Agent and BofA may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. The Agent and BofA may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it and conforming to the requirements of this Agreement, the Collateral Documents, or the BofA Collateral Documents Amendment. The Agent and BofA may consult with counsel, and any opinion of such counsel (whether in-house counsel or independent outside counsel) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith.

         (g) Neither the Agent nor BofA shall be under any obligation to any of BQ, Sanders, Harber or James to exercise any of the rights or powers vested in the Agent by this Agreement, the Collateral Documents or the BofA Collateral Documents Amendment, unless it shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including, without limitation, such reasonable advances as may be requested by the Agent or BofA, as applicable.

                  SECTION 8. Representations and Warranties of BQ, Sanders, Harber and James. Each of BQ, Sanders, Harber and James, as applicable, represents and warrants to the Agent for the benefit of itself and other Holders and to CUSA and BofA that each of the following statements are true and correct in all material respects:

         (a) Such Person has not previously assigned any interest in the Quevedo Term Note Debt or Shareholder Subrogation Claims owing to such Person or any security interest in connection therewith, that no other party owns an interest in such Quevedo Term Note Debt or Shareholder Subrogations Claims or security therefor other than BQ, Sanders, Harber and James (whether as joint holders of such Quevedo Term Note Debt or Shareholder Subrogation Claims, participants or otherwise) and that all of such Quevedo Term Note Debt is owing only to BQ and Shareholder Subrogation Claims, if any, are owing only to Sanders, Harber or James, as applicable.

         (b) The Indebtedness owing to BQ under the Quevedo Note as of the date hereof constitutes, as of the date hereof, all of the now existing liabilities of any nature whatsoever of the Grantors to BQ under the Quevedo Term Note Debt Documents. To the knowledge of BQ, there is no event of default or default existing which with the giving of notice, passage of time or both would constitute an event of default under the Quevedo Term Note Debt Documents.

         (c) This Agreement has been executed and delivered by or on behalf of such Person and constitutes the legal, valid and binding obligation thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency, moratorium and other laws affecting creditors' rights generally and equitable principles.

                  SECTION 9. Covenants. (a) Each of BQ, Sanders, Harber and James agrees that such Person will not accept any collateral security from the Grantors for any Quevedo Term Note Debt or Shareholder Subrogation Claims, except to the extent provided in the Shareholder Security Agreement or otherwise as permitted by the terms of the Credit Agreement and subject to the terms of this Agreement, without the prior written consent of the Holders, CUSA and BofA.

         (b) Each of BQ, Sanders, Harber and James covenants that all Quevedo Term Note Debt, Shareholder Subrogation Claims, and collateral therefor shall be and continue to be held solely for the benefit of BQ, Sanders, Harber and James, as applicable, and their respective heirs, successors, and assigns, until the Satisfaction of the Obligations, unless otherwise consented to by the Holders, CUSA and BofA or unless the transferee agrees to be bound by the terms of this Agreement.

         (c) Promptly upon obtaining knowledge thereof, BQ, Sanders, Harber and James shall deliver written notice to the Agent and BofA of the occurrence of an event of default or default which with the giving of notice, passage of time or both would constitute an event of default existing under any of the Shareholder Debt Documents, together with a description of the nature thereof.

         (d) None of BQ, Sanders, Harber or James shall not initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability or priority of the Agent, other Holders', CUSA's or BofA's respective claims to the Collateral, or
(ii) challenging the enforceability or priority of any liens or security interests in the Collateral.

         (e) Each of BQ, Sanders, Harber and James hereby agrees to pay, indemnify and hold the Agent and BofA harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement. Notwithstanding the foregoing, the Agent shall not be indemnified under this clause to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent.

                  SECTION 10. Continuing Nature of Agreement. This Agreement shall be effective and may not be terminated or otherwise revoked by BQ, Sanders, Harber or James until the Satisfaction of the Obligations. In the event BQ, Sanders, Harber or James shall have any right under applicable law otherwise to terminate or revoke this Agreement which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by BQ, Sanders, Harber or James, as applicable, is actually received by the Agent in accordance with the notice provisions of this Agreement set forth in Section 13. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement as to the lien subordination and other provisions hereof and the Agent, the other Holders, and BofA may continue, at any time and without notice to BQ, Sanders, Harber or James, to extend credit or other financial accommodations and loan monies to or for the benefit of the Grantors on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to
(a) any of the Obligations, Supplemental Term Loan Liabilities or Bof A Term Note Debt which arose prior to receipt thereof or (b) any of the Obligations, Supplemental Term Loan Liabilities, or BofA Term Note Debt created after receipt thereof, if such Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt were incurred for the purpose of protecting any collateral or in respect of enforcement costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Holders, CUSA or BofA in connection with the Obligations, Supplemental Term Loan Liabilities or BofA Term Note Debt. If, in reliance on this Agreement, any Holder, CUSA or BofA makes loans or other advances to or for the benefit of the Grantors or takes other action under the Loan Documents after such aforesaid termination or revocation by BQ, Sanders, Harber or James, but prior to the receipt by the Agent of said written notice as set forth above, the rights of the Agent, the other Holders, CUSA and BofA hereunder shall be the same as if such termination or revocation had not occurred.

                  SECTION 11. Remedies; Severability. (a) The Agent's, other Holders', CUSA's, and BofA's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Agent, other Holders, CUSA or BofA may have under any other agreement, by operation of law or otherwise.

                  (b) If any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

                  SECTION 12. Execution in Counterparts; Binding Effect. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (b) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Holders and their respective successors and assigns, and nothing herein or in the Collateral Documents, the BofA Collateral Documents Amendment, or Shareholder Security Agreement is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement or the Collateral.

                  SECTION 13. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy or e-mail communications) and shall be sent by mail, telecopier, hand delivery or e-mail delivery as follows:

                  (a) if to Agent, at its address at 388 Greenwich Street, 19th Floor, New York, New York 10013, Attn: Keith R. Gerding, Telecopy No. 212-816-2613, e-mail address: keith.r.gerding@citi.com, with a copy to Sidley Austin Brown & Wood, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603, Attn: Michael D. Wright, Telecopy No. 312-853-7036, e-mail address: mwright@sidley.com

                  (b) if to CUSA, at its address at 388 Greenwich Street, 19th Floor, New York, New York 10013, Attn: Keith R. Gerding, Telecopy No. 212-816-2613, e-mail address: keith.r.gerding@citi.com, with a copy to Sidley Austin Brown & Wood, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603, Attn: Michael D. Wright, Telecopy No. 312-853-7036, e-mail address: mwright@sidley.com

                  (c) if to BofA, at its address at 700 Louisiana, 6th Floor, Houston, Texas 77002, Attn: Samantha Kennedy, Telecopy No. 713-247-7150, e-mail address: samantha.kennedy@bankofamerica.com, with a copy to Porter & Hedges, L.L.P., 700 Louisiana, Suite 3500, Houston, Texas 77002, Attn: Neal M. Kaminsky, Telecopy No. 713-226-0298, e-mail address: NKaminsky@porterhedges.com or, in each instance, at such other address as shall be designated by it in a written notice to the other party to this Agreement. All such notices, requests, demands and communications shall be deemed to have been duly given or made, if sent by mail, five (5) days after deposit (as evidenced by the postmark appearing thereon) in the U.S. mails, postage prepaid; if sent by telecopy or e-mail, as of the time of such telecopy or e-mail transmission; and, if delivered by hand, when so delivered.

                  SECTION 14. Governing Law; Consent to Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (b) Each of the parties hereto hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, any Collateral Document, the BofA Collateral Documents Amendment, or the Shareholder Security Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of our relating to this

Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         (e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 16. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

CITICORP USA, INC.,                         CITICORP USA, INC.,
as Agent                                    as holder of the Warrant


By /s/ Keith R. Gerding                     By /s/ Keith R. Gerding
  ----------------------------                ----------------------------
  Keith R. Gerding                            Keith R. Gerding
  Vice President                              Vice President


BANK OF AMERICA, N.A.                       /s/ Benito Quevedo
                                            ------------------------------
                                            Benito Quevedo

By /s/ Samantha Kennedy                     /s/ Martha P. Quevedo
  ----------------------------              ------------------------------
  Samantha Kennedy                          Martha P. Quevedo
  Vice President
                                            /s/ Don A. Sanders
                                            ------------------------------
                                            Don A. Sanders

LJH, LTD.                                   JAMES INVESTMENTS, INC.
By  DLH Management, L.L.C.,
    General Partner

                                            By /s/ Robert Alpert
                                              ----------------------------
                                              Robert Alpert
By /s/ Lacy J. Harber                         President
  ----------------------------
  Lacy J. Harber
  President

Acknowledged and agreed as of the 12th day of July, 2002.

AVIATION SALES DISTRIBUTION SERVICES COMPANY
AEROCELL STRUCTURES, INC.
AVS/M-2, INC.
WHITEHALL CORPORATION
TRIAD INTERNATIONAL MAINTENANCE CORPORATION
AVS/M-3, INC.
AIRCRAFT INTERIOR DESIGN, INC.
AVS/CAI, INC.
TIMCO AVIATION SERVICES, INC.
AVIATION SALES LEASING COMPANY
TIMCO ENGINE CENTER, INC.
AVS/M-1, INC.
AVIATION SALES PROPERTY MANAGEMENT CORP.
HYDROSCIENCE, INC.
AVSRE, L.P.
         By Aviation Sales Property Management
                 Corp., as general partner

TIMCO ENGINEERED SYSTEMS, INC.


By  /s/ Timothy D. Nolan
  --------------------------------
    Timothy D. Nolan
    Treasurer